Exhibit 99.1 to 99.3

Financial Statements:
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Balance Sheets as of February 29, 2020 (unaudited) and August 31, 2019 and 2018	F-2
Consolidated Statements of Comprehensive Income (Loss) for the six months ended February 29, 2020 and February 28, 2019 (unaudited) and for the years ended August 31, 2019 and 2018	F-3
Consolidated Statements of Shareholders’ Equity (Deficit) for the six months ended February 29, 2020 and February 28, 2019 (unaudited) and for the years ended August 31, 2019 and 2018	F-4
Consolidated Statements of Cash Flows for the six months ended February 29, 2020 and February 28, 2019 (unaudited) and for the years ended August 31, 2019 and 2018	F-5
Notes to Consolidated Financial Statements	F-6

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Information	FF-1
Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended February 29, 2020 and for the year ended August 31, 2019	FF-2
Notes to Unaudited Pro Forma Combined Consolidated Financial Statements	FF-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JTI Financial Services Group Limited

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of JTI Financial Services Group Limited and its subsidiaries (the “Company”) as of August 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income (loss), changes in shareholders’ equity (deficit) and cash flows for each of the two years in the period ended August 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of August 31, 2019 and 2018, and the consolidated results of its operations and its cash flows for each of the two years in the period ended August 31, 2019, in conformity with accounting principles generally accepted in the United States.

Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company recorded an accumulated deficit as of August 31, 2019 that raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Centurion ZD CPA & Co.
Centurion ZD CPA & Co.

We have served as the Company’s auditor since 2020

Hong Kong, China
July 6, 2020

JTI FINANCIAL SERVICES GROUP LIMITED
CONSOLIDATED BALANCE SHEETS
As of February 29, 2020 (Unaudited)
and August 31, 2019 and 2018
(In U.S. dollars)

	February 29,	August 31,
	2020	2019	2018
	(Unaudited)

CURRENT ASSETS
Cash	$3,500	$10,252	$1,545
Loans receivable, current, net of nil provision for loan losses	1,915	2,681	8,120
Accounts receivable, net of nil provision for doubtful accounts	-	3,298	-
Prepaid expenses, deposits and other current assets	4,405	16,712	302
Amount due from holding company	-	52,669	-

Total current assets	9,820	85,612	9,967

Long-term loans receivable, net of nil provision for loan losses	-	192	2,873

TOTAL ASSETS	$9,820	$85,804	$12,840

CURRENT LIABILITIES
Other payables and accrued liabilities	$-	$7,564	$769
Tax payable	1,016	1,016	373
Amount due to holding company	35,885	-	247,403
Amount due to a related company	56,317	56,317	56,317

Total liabilities	93,218	64,897	304,862

SHAREHOLDERS’ EQUITY (DEFICIT)
Issued share capital	450,000	450,000	1,282
Additional paid-in capital	1,282	1,282	-
Accumulated deficit	(534,680)	(430,375)	(293,304)
TOAL SHAREHOLDERS’ EQUITY (DEFICIT)	(83,398)	20,907	(292,022)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$9,820	$85,804	$12,840

The accompanying notes are an integral part of these financial statements.

JTI FINANCIAL SERVICES GROUP LIMITED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018
(In U.S. dollars)

	Six months ended		Year ended
	February 29, 2020	February 28, 2019	August 31, 2019	August 31, 2018
	(Unaudited)	(Unaudited)

REVENUE	$10,096	$33,398	$44,392	$78,351

Cost of revenue	-	(15,966)	(15,966)	(10,581)

GROSS PROFIT	10,096	17,432	28,426	67,770

General and administrative expenses	(127,991)	(10,741)	(193,981)	(62,110)

PROFIT (LOSS) FROM OPERATIONS	(117,895)	6,691	(165,555)	5,660

Other income	13,590	15,422	29,127	72,061

PROFIT (LOSS) BEFORE INCOME TAX	(104,305)	22,113	(136,428)	77,721

Income tax expense	-	(654)	(643)	(373)

NET PROFIT (LOSS) AND TOTAL COMPREHENSIVE INCOME (LOSS) FOR THE PERIOD/YEAR	$(104,305)	$21,459	$(137,071)	$77,348

The accompanying notes are an integral part of these financial statements.

JTI FINANCIAL SERVICES GROUP LIMITED
CONSOLDIATED STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT)
For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)
and the Years Ended August 31, 2019 and 2018
(In U.S. dollars)

	Share Capital	Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Equity (Deficit)

Balance as of September 1, 2017	$1,282	$-	$(370,652)	$(369,370)
Net profit	-	-	77,348	77,348
Balance as of August 31, 2018	$1,282	$-	$(293,304)	$(292,022)

Reclassification arising from reorganization (note 1)	(1,282)	1,282	-	-
Issue of share capital	450,000	-	-	450,000
Net loss	-	-	(137,071)	(137,071)
Balance as of August 31, 2019	$450,000	$1,282	$(430,375)	$20,907

Net loss	-	-	(104,305)	(104,305)
At February 29, 2020 (unaudited)	$450,000	$1,282	$(534,680)	$(83,398)

Balance as of August 31, 2018	$1,282	$-	$(293,304)	$(292,022)
Net profit	-	-	21,459	21,459
Balance as of February 28, 2019 (unaudited)	$1,282	$-	$(271,845)	$(270,563)

The accompanying notes are an integral part of these financial statements.

JTI FINANCIAL SERVICES GROUP LIMITED
CONSOLDIATED STATEMENTS OF CASH FLOWS
For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)
and the Years Ended August 31, 2019 and 2018
(In U.S. dollars)

	Six months ended		Year ended
	February 29, 2020	February 28, 2019	August 31, 2019	August 31, 2018
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net profit (loss)	$(104,305)	$21,459	$(137,071)	$77,348
Change in operating assets and liabilities
Loan receivables	958	5,882	8,120	20,463
Trade receivables	3,298	-	(3,298)	-
Prepaid expenses, deposits and other current assets	12,307	(4,103)	(16,410)	-
Other payables and accrued liabilities	(7,564)	7,455	6,795	769
Tax payable	-	654	643	373

Net cash (used in) provided by operating activities	(95,306)	31,347	(141,221)	98,953

CASH FLOWS FROM FINANCING ACITIVITIES
Advances from holding company	230,798	2,292	185,269	41,475
Repayment to holding company	(142,244)	(34,087)	(35,341)	(129,017)
Repayment to a related company	-	-	-	(12,821)
Net cash provided by (used in) financing activities	88,554	(31,795)	149,928	(100,363)

Net increase (decrease) in cash and cash equivalents	(6,752)	(448)	8,707	(1,410)
Cash and cash equivalents, beginning of period/year	10,252	1,545	1,545	2,955
CASH AND CASH EQUIVALENTS, END OF PERIOD/ YEAR	$3,500	$1,097	$10,252	$1,545

SUPPLEMENTAL CASH FLOWS INFORMATION
Interest paid	$-	$-	$-	$-
Income tax paid	$-	$-	$-	$-

The accompanying notes are an integral part of these financial statements

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

1.	TITLE, ORGANIZATION AND REORGANIZATION

JTI Financial Services Group Limited (“JTI” or the “Company”) was incorporated in Hong Kong, China on February 8, 2019.

The Company through its subsidiaries provide diversified financial services. JTI has four operating subsidiaries, namely, JTI Finance Limited (“JF”), Concept We Mortgage Broker Limited (“CW”), JTI Property Agency Limited (“JP”) and JTI Asset Management Limited (“JA”).

Company name	Place/date of incorporation	Principal activities

1. JTI Finance Limited (“JF”)	Hong Kong, China/ December 29, 2011	Money lending

2. Concept We Mortgage Broker Limited (“CW”)	Hong Kong, China / December 18, 2013	Mortgage broker providing mortgage related consultancy services

3. JTI Property Agency Limited (“JP”)	Hong Kong, China/ December 21, 2011	Property agency

4. JTI Asset Management Limited (“JA”)	Hong Kong, China/ May 2, 2017	General consulting services

The formation of JTI Financial Services Group Limited was completed in March 2019. Upon incorporation, JTI issued 1 ordinary share at HK$1 to Mr. Roy Kong Hoi Chan. On March 20, 2019, JTI issued 9,999,999 shares of the Company to Ace Vantage Investments Limited (“Ace Vantage”) at a total cash consideration of HK$3,509,999.65 ($450,000), resulting a total share capital of 10,000,000 shares at HK$3,510,000.65 ($450,000). Ace Vantage was 50% owned by Mr. Roy Kong Hoi Chan and 50% owned by Mr. Chan Hip Fong, father of Mr. Roy Kong Hoi Chan. The Company is owned and controlled by the same control group as JF, CW, JP and JA. On March 29, 2019, the beneficial shareholders of JF, CW, JP and JA exchanged 100% of their shareholding of JF, CW, JP and JA for the shares of the Company (the “Share Exchange”). The Share Exchange has been accounted for as a common control transaction. Other than its 100% ownership of JF, CW, JP and JA, JTI has no significant assets and no other business operations.

On April 2, 2020, Temir Corp. (“Temir”) as purchaser and Ace Vantage as vendor entered into a sale and purchase agreement (the “Agreement”) with respect to the acquisition of the entire issued share capital of the Company for a consideration of $4,686,272, which will be satisfied by the allotment and issue of 1,874,508 shares of Temir. Temir and Ace Vantage entered into an amendment (the “Amendment”) to the Agreement, dated April 29, 2020, whereby the parties have agreed to extend the Long Stop Date (as defined in the Agreement) to June 30, 2020.

On June 30, 2020, Temir and Ace Vantage entered into the Second Amendment to the Agreement and the Amendment. Pursuant to the Second Amendment, the parties have agreed to further extend the Long Stop Date (as defined in the Agreement) to July 31, 2020.

On June 30, 2020, Temir and Ace Vantage entered into a further amendment (the “Third Amendment”) to the Agreement and the Amendment. Pursuant to the Third Amendment, the parties have agreed to adjust (i) the consideration of the Transaction from $4,686,272 to $10,295,455; and (ii) the number of Consideration Shares from 1,874,508 shares to 4,118,182 Consideration Shares. Save as disclosed above, all the other terms in the Agreement remain unchanged and in full force and effect.

After the issue of 4,118,182 shares of Temir, Ace Vantage will hold 61.54% shareholding of Temir and Mr. Roy Kong Hoi Chan and Mr. Chan Hip Fong will together hold 70.94%.

Upon completion, Temir will be interested in the entire equity interest in JTI, and as such, JTI will become a wholly-owned subsidiary of Temir. For financial accounting purposes, the share exchange will be accounted for as a reverse acquisition by the Company, and resulted in a recapitalization, with the Company being the accounting acquirer and Temir, as the acquired entity.

These consolidated financial statements have been titled “JTI Financial Services Group Limited” because:

1.	JTI Financial Services Group Limited is the holding company of JF, CW, JP and JA, and the operations of the Company.

2.	Other than its 100% ownership of JF, CW, JP and JA, JTI Financial Services Group Limited has no significant assets and no other business operations.

3.	The proposed reverse merger transaction with Temir would take place under the name of JTI.

JTI Financial Services Group Limited and its subsidiaries are hereinafter referred to as the “Company”.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

ORGANIZATION AND REORGANIZATION

JF was incorporated in Hong Kong, China on December 29, 2011 as a company with limited liability. Upon incorporation, JF issued 1 ordinary share to Ace Vantage at HK$1. On March 29, 2019, Ace Vantage transferred 100% of their shareholding of JF to JTI.

CW was incorporated in Hong Kong, China on December 18, 2013 as a company with limited liability. Upon incorporation, CW issued 10,000 ordinary shares to Century Crown Investment Limited at HK$1 each. Century Crown Investment Limited was incorporated in Hong Kong, China and 100% held by Ace Vantage. On March 29, 2019, Century Crown Investment Limited transferred 100% of their shareholding of CW to JTI.

JP was incorporated in Hong Kong, China on December 21, 2011 as a company with limited liability. Upon incorporation, JP issued 1 ordinary share to Ace Vantage at HK$1. On March 29, 2019, Ace Vantage transferred 100% of their shareholding of JP to JTI.

JA was incorporated in Hong Kong, China on May 2, 2017 as a company with limited liability. Upon incorporation, JA issued 1 ordinary share to Ace Vantage at HK$1. On March 29, 2019, Ace Vantage transferred 100% of their shareholding of JA to JTI

The acquisition of JF, CW, JP and JA by JTI has been accounted for as common control transactions in a manner similar to a pooling of interests and there was no recognition of any goodwill or excess of the acquirers’ interest in the net fair value of the acquirees’ identifiable assets, liabilities and contingent liabilities over cost at the time of the common control combinations. Therefore, these transactions were recorded at historical cost with a reclassification of equity from retained profits to additional paid in capital to reflect the deemed value of consideration given in the local jurisdiction and the capital structure of JF, CW, JP and JA. The consolidated financial statements of the Company include all of the accounts of the Company and its subsidiaries, JF, CW, JP and JA for all periods presented. All material intercompany transactions and balances have been eliminated in the consolidation.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company’s consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. The consolidated financial statements of the Company have been prepared as if the existing corporate structure had been in existence throughout the periods presented and as if the reorganization had occurred as of the beginning of the earliest period presented. The Company has adopted August 31 as its fiscal year end.

Going concern

The accompanying financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As of February 29, 2020, the Company recorded an unaudited working capital deficiency of $83,398 and accumulated deficit $534,680. As of August 31, 2019, the Company record an accumulated deficit of $430,375. These factors raise substantial doubts about the Company’s ability to continue as a going concern. The continuation of the Company as a going concern is dependent upon improving its profitability and the continuing financial support from its shareholders or other debt or capital sources. Management believes the existing shareholders or external financing will provide the additional cash to meet the Company’s obligations as they become due.

These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

Use of estimates

Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant areas requiring the use of management’s estimates and assumptions relate to allowance for doubtful accounts, impairment of long-lived assets and valuation allowance for deferred tax assets. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ significantly from these estimates. In addition, different assumptions or circumstances could reasonably be expected to yield different results.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

Unaudited interim financial information

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, for interim financial information and with the instructions of Form 10-Q and Article 10 of Regulation S-X and, therefore, do not include all of the information and notes required by U.S. GAAP for complete annual financial statements. All intercompany accounts and transactions have been eliminated. In the opinion of management, the accompanying consolidated financial statements include all normal and recurring adjustments (which consist primarily of accruals, estimates and assumptions that impact the financial statements) considered necessary to present fairly the Company’s results for the interim periods. Operating results for the six months ended February 29, 2020 and February 28, 2019 are not necessarily indicative of the results that may be expected for the full year ending August 31, 2019.

The accompanying unaudited interim consolidated financial statements should be read in conjunction with the annual audited financial statements and related notes as of and for the year ended August 31, 2019 included herein.

Cash and cash equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash includes cash on hand and demand deposits in accounts maintained with financial institutions within the Hong Kong.

Loans receivable

Loans receivable primarily represent loan amounts due from customers. Loans receivable are recorded at unpaid principal balances net of provision that reflects the Company’s best estimate of the amounts that will not be collected. The loans receivable portfolio consists of business and personal loans (See Note 3).

Provision for loan losses

The provision for loan losses is increased by charges to income and decreased by charge offs (net of recoveries). Recoveries represent subsequent collection of amounts previously charged-off. The increase in provision for loan losses is the netting effect of “reversal” and “provision” for both business and personal loans. If the ending balance of the provision for loan losses after any charge offs (net of recoveries) is less than the beginning balance, it will be recorded as a “reversal”; if it is larger, it will be recorded as a “provision” in the provision for loan loss. The netting amount of the “reversal” and the “provision” is presented in the statements of operations and comprehensive income.

The provision consists of specific and general components. The specific component consists of the amount of impairment related to loans that have been evaluated on an individual basis, and the general component consists of the amount of impairment related to loans that have been evaluated on a collective basis. Loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts when due according to the contractual terms of the loan agreement. Loans for which the terms have been modified resulting in a concession, and for which the borrower is experiencing financial difficulties, are considered troubled debt restructurings (“TDRs”).

The Company recognizes a charge-off when management determines that full repayment of a loan is not probable. The primary factor in making that determination is the potential outcome of a lawsuit against the delinquent debtor. The Company will recognize a charge-off when the Company loses contact with the delinquent borrower for more than nine months or when the court rules against the Company to seize the collateral asset of the delinquent debt from either the guarantor or borrower. In addition, when the recoverability of the delinquent debt is highly unlikely, the senior management team will go through a stringent procedure to approve a charge-off. Management estimates the provision balance required using past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Allocations of the provision may be made for specific loans, but the entire provision is available for any loan that, in management’s judgment, should be charged-off.

The provision for loan losses is maintained at a level believed to be reasonable by management to absorb probable losses inherent in the portfolio as of each balance sheet date. The provision is based on factors such as the size and current risk characteristics of the portfolio, an assessment of individual loans and actual loss, delinquency, and/or risk rating record within the portfolio (Note 4). The Company evaluates its provision for loan losses on a quarterly basis or more often as necessary.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

Interest and fee receivables

Interest and fee receivables are accrued and credited to income as earned but not received. The Company determines a loan past due status by the number of days that have elapsed since a borrower has failed to make a contractual interest or principal payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan interest or principal becomes past due by more than 90 days (The further extension of loan past due status is subject to management final approval and on case by case basis). Additionally, any previously accrued but uncollected interest is reversed. Subsequent recognition of income occurs only to the extent payment is received, subject to management’s assessment of the collectability of the remaining interest and principal. Loans are generally restored to an accrual status when it is no longer delinquent and collectability of interest and principal is no longer in doubt and past due interest is recognized at that time.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowance when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balance, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. The Company only grants credit terms to established customers who are deemed to be financially responsible. Credit periods to customers are within 90 days after customers received the purchased services. As of February 29, 2020, August 31, 2019 and 2018, the Company has reviewed of its outstanding balances, and no allowance for doubtful accounts has been made.

Impairment of long-lived assets

The Company evaluates long lived assets for impairment at least annually and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Based on the existence of one or more indicators of impairment, the Company measures any impairment of long-lived assets by comparing the asset’s estimated fair value with its carrying value, based on cash flow methodology. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired and an impairment loss equal to an amount by which the carrying value exceeds the fair value of the asset is recognized. As of February 29, 2020, August 31, 2019 and 2018, management believes there was no impairment of long-lived assets.

Revenue recognition

Pursuant to the guidance of ASC Topic 606, revenue is recognized when control of promised goods or services is transferred to the Company’s customers in an amount of consideration to which the Company expects to be entitled to in exchange for those goods or services. The Company follows the five steps approach for revenue recognition under Topic 606: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies a performance obligation.

The following table presents the Company’s revenues disaggregated by revenue sources.

	Six months ended		Year ended
	February 29, 2020	February 28, 2019	August 31, 2019	August 31, 2018
	(Unaudited)	(Unaudited)
Money lending	$-	$301	$302	$8,736
Consultancy services	-	-	-	47,692
Property agency services	-	33,097	33,097	21,923
Mortgage referral services	10,096	-	10,993	-

	$10,096	$33,398	$44,392	$78,351

	Six months ended		Year ended,
	February 29, 2020	February 28, 2019	August 31, 2019	August 31, 2018
	(Unaudited)	(Unaudited)
Revenue recognized over time	$-	$301	$302	$8,736
Revenue recognized at a point in time	10,096	33,097	44,090	69,615

	$10,096	$33,398	$44,392	$78,351

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

Primary sources of the Company’s revenues are as follows:

(a)	Money lending

Interest on loan receivables is accrued monthly in accordance with their contractual terms and recorded in accrued interest receivable. The Company does not charge prepayment penalties. Additionally, any previously accrued but uncollected interest is reversed and accrual is discontinued, when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days.

(b)	Financial consultancy services

Financial advisory fee is recognized as advice is provided to the customer, based on the estimated progress of work and when revenue is not probable of a significant reversal. The majority of the contracts have duration within 1 year.

(c)	Property agency services

The Company’s entitlement to agency fee income includes an element of consideration that is variable or contingent on the outcome of future events. Actual agency fee income to be received is dependent upon, among others, the completion of transaction between buyers and sellers, price concession based on customary industry practice and payment plans chosen by the buyers.

The Company is required to estimate the amount of consideration to which it will be entitled from the provision of property agency services. The estimated amount of variable consideration will be included in the transaction price only to the extent that it is highly probable taking into consideration of the risk of fallen through and price concession based on customary industry practice, that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

(d)	Mortgage referral services

Referral fee is recognized as referral services are provided to the customer.

The Company records a contract asset when it has a right to payment from a customer that is conditioned on events other than the passage of time. The Company also records a contract liability when customers prepay but the Company has not yet satisfied its performance obligation. For all the periods presented, the Company did not have any significant incremental costs of obtaining contracts with customers incurred and/or costs incurred in fulfilling contracts with customers within the scope of ASC Topic 606, that shall be recognized as an asset and amortized to expenses in a pattern that matches the timing of the revenue recognition of the related contract. The Company did not have any material unsatisfied performance obligations, contract assets or liabilities as of February 29, 2020 (unaudited), August 31, 2019 and 2018. Revenue is recognized when the performance obligation is fulfilled and the payment from customers is not contingent on a future event.

During all the periods presented, all of the Company’s revenues are derived in Hong Kong.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

Income taxes

The Company accounts for income taxes in accordance with the accounting standard issued by the Financial Accounting Standard Board (“FASB”) for income taxes. Under the asset and liability method as required by this accounting standard, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The charge for taxation is based on the results for the reporting period as adjusted for items which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all of, a deferred tax asset will not be realized.

Foreign currency translation

The Company’s reporting currency is the United States dollars (“U.S. dollars”). The financial records of the Company and its subsidiaries in Hong Kong are maintained in Hong Kong dollars (“HKD”), which is the functional currency of these entities.

Monetary assets and liabilities denominated in currencies other than the applicable functional currencies are translated into the functional currencies at the prevailing rates of exchange at the balance sheet date. Nonmonetary assets and liabilities are remeasured into the applicable functional currencies at historical exchange rates. Transactions in currencies other than the applicable functional currencies during the year are converted into the functional currencies at the applicable rates of exchange prevailing at the transaction dates. Transaction gains and losses are recognized in the consolidated statements of operations.

Assets and liabilities are translated into the reporting currency at the rates of exchange ruling at the balance sheet date. Equity accounts are translated at historical exchange rates. Revenues, expenses, gain and loss are translated using the average rate of exchange in effect during the reporting period. Translation adjustments are reported and shown as a separate component of other comprehensive income in the consolidated statements of changes in equity and the consolidated statements of comprehensive income.

During the periods presented, HKD is pegged to the U.S. dollar within a narrow range.

Fair value of financial instruments

The carrying value of the Company’s financial instruments (excluding non-current bank borrowings and obligation under finance lease): cash, short-term bank borrowings, other loan, balances with a director and holding company and other payables approximate their fair values because of the short-term nature of these financial instruments.

Management believes, based on the current market prices or interest rates for similar debt instruments, the fair value of the Company’s non-current bank borrowings and obligation under finance lease approximates the carrying amount.

The Company also follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

Level 1 : Observable inputs such as quoted prices in active markets;

Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

Recent accounting pronouncements

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842),” or ASU 2016-02. ASU 2016-02 establishes a wholesale change to lease accounting and introduces a lease model that brings most leases on the balance sheet. It also eliminates the required use of bright-line tests in current U.S. GAAP for determining lease classification. In July 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842), Targeted Improvements, which provides an alternative transition method permitting the recognition of a cumulative-effect adjustment on the date of adoption rather than restating comparative periods in transition as originally prescribed by Topic 842. The new guidance is effective for annual and interim periods beginning after December 15, 2018, with early adoption permitted. The Company adopted this guidance on September 1, 2019. The adoption of this ASU did not have an impact on the Company’s consolidated financial statements.

In May 2019, the Financial Accounting Standards Board (“FASB”) issued ASU 2019-05, which is an update to ASU Update No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which introduced the expected credit losses methodology for the measurement of credit losses on financial assets measured at amortized cost basis, replacing the previous incurred loss methodology. The amendments in Update 2016-13 added Topic 326, Financial Instruments—Credit Losses, and made several consequential amendments to the Codification. Update 2016-13 also modified the accounting for available-for-sale debt securities, which must be individually assessed for credit losses when fair value is less than the amortized cost basis, in accordance with Subtopic 326-30, Financial Instruments— Credit Losses—Available-for-Sale Debt Securities. The amendments in this ASU address those stakeholders’ concerns by providing an option to irrevocably elect the fair value option for certain financial assets previously measured at amortized cost basis. For those entities, the targeted transition relief will increase comparability of financial statement information by providing an option to align measurement methodologies for similar financial assets. Furthermore, the targeted transition relief also may reduce the costs for some entities to comply with the amendments in Update 2016-13 while still providing financial statement users with decision-useful information. ASU 2019-05 is effective for the Company for fiscal year beginning after December 15, 2022. The Company is currently evaluating the impact of this new standard on its consolidated financial statements and related disclosures.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

3.	LOANS RECEIVABLE, NET

The interest rates on loans issued ranged between 0.0012% to 26.4% per annum for the year ended August 31, 2019 and August 31, 2018, and 0.0012% per annum for the period ended February 29, 2020 (unaudited).

All loans are made to either business or individual customers in Hong Kong for a period of 6 to 77 months.

As of February 29, 2020 and August 31, 2019, the Company had 1 personal loan customer. As of August 31, 2018, the Company had 2 business loan customers and 1 personal loan customer.

Provision for loan losses is estimated on a quarterly basis based on an assessment of specific evidence indicating doubtful collection, historical experience, loan balance aging and prevailing economic conditions.

For all the periods presented, no provision was charged to the consolidated statements of operations.

Interest on loans receivable is accrued and credited to income as earned. The Company determines a loan’s past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days (The further extension of loan past due status is subject to management final approval and on case by case basis).

The following table represents the aging of loans by type of loan:

	February 29,	August 31,
	2020	2019	2018
	(Unaudited)
Business loans, unsecured
Current	$-	$-	$3,924
Over 1 year past due	-	-	1,898
Total business loans	$-	$-	$5,822

Personal loans, unsecured
Current	$1,340	$2,490	$5,171
1-89 days past due	575	383	-
Over 1 year past due	-	-	-
Total personal loans	$1,915	$2,873	$5,171

Total loans receivable	$1,915	$2,873	$10,993

Current	$1,915	$2,681	$8,120
Non-current	-	192	2,873
Total loans receivable	$1,915	$2,873	$10,993

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

The following is a maturity analysis of the Company’s loans receivable at August 31, 2019:

For the year ending August 31,
2020	$2,681
2021	192
2022	-
2023	-
2024	-
2025 and thereafter	-
Total	2,873

The following is a maturity analysis of the Company’s loans receivable at February 29, 2020 (unaudited):

For the period ending February 28,
2021	$1,915
2022	-
2023	-
2024	-
2025	-
2026 and thereafter	-
Total	$1,915

The Company originates loans to customers located primarily in Hong Kong.

4.	PROVISION FOR LOAN LOSSES

The provision for loan losses is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management performs a quarterly evaluation of the adequacy of the provision. The provision is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available.

The provision is calculated at portfolio-level since the Company’s loan portfolio is generally comprised of smaller balance homogenous loans and is collectively evaluated for impairment.

For the purpose of calculating portfolio-level reserves, the Company has grouped its loans into two portfolio types: Business and Personal. The provision consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, value of collateral and could include a qualitative component based on management judgment.

In estimating the probable loss of the loan portfolio, the Company also considers qualitative factors such as current economic conditions and/or events in specific industries and geographical areas, including unemployment levels, trends in real estate values, peer comparisons, and other pertinent factors such as regulatory guidance. Finally, as appropriate, the Company also considers individual borrower circumstances and the condition and fair value of the loan collateral, if any.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

In addition, the Company calculates the provision amount as below:

1.	General Reserve - this reserve covers potential losses due to risks related to industry, company or types of loan. The reserve rate is determined by total loan receivable balance and to be used to cover unidentified probable loan loss.

2.	Special Reserve - is fund set aside covering losses due to risks related to industry, company or type of loans. The reserve rate could be decided based on management estimate of loan collectability. The loan portfolio did not include any loans outside of the PRC.

Generally, the primary factors for the evaluation of provision for loan losses consist of business performance, financial position, cash flow and other operational performance of the debtors. Among these, cash flow of the debtors is the primary funding source for repayment for determining the provision for loan losses and any collateral, pledged asset or guarantee is considered as a secondary funding source for repayment.

As of February 29, 2020, August 31, 2019 and 2018, there was no loan receivable provision charged.

While management uses the best information available to make loan loss provision evaluations, adjustments to the provision may be necessary based on changes in economic and other conditions or changes in accounting guidance.

5.	PREPAID EXPENSES, DEPOSITS AND OTHER CURRENT ASSETS

	February 29,	August 31,
	2020	2019	2018
	(Unaudited)

Utility deposits	$302	$302	$302
Other receivables	4,103	16,410	-
	$4,405	$16,712	$302

6.	OTHER PAYABLES AND ACCRUED LIABILITIES

The other payables and accrued liabilities were nil, $7,564 and $769 as of February 29, 2020 (unaudited), August 31, 2019 and 2018, respectively. The balance represented payables for professional and consulting fees.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

7.	INCOME TAXES, DEFERRED TAX ASSETS

(a) Income taxes in the statements of comprehensive income (loss)

	Six months ended		Year ended August 31,
	February 29, 2020	February 28, 2019	2019	2018
	(Unaudited)	(Unaudited)

Income tax expenses – Hong Kong	-	654	643	373
Deferred income tax benefit	-	-	-	-
Provision for income tax	-	654	643	373

The Company and the subsidiaries are incorporated in Hong Kong and are subject to Hong Kong taxation at 16.5% on estimated assessable profit derived from their activities conducted in Hong Kong.

A reconciliation of the provision for income taxes as follows:

	Six months ended		Year ended August 31,
	February 29, 2020	February 28, 2019	2019	2018
	(Unaudited)	(Unaudited)

Income (loss) before provision for income taxes	$(104,305)	$22,113	$(136,428)	$77,721
Tax at the domestic income tax rate of 16.5%	(17,210)	3,649	(22,510)	12,824
Reconciling items:
Tax effect of non-deductible expenses	-	-	-	(4,231)
Tax effect of tax relief	-	(1,961)	(1,931)	(1,118)
Valuation allowance on deferred tax assets	17,210	(1,034)	25,084	(7,102)
Income tax expenses	$-	$654	$643	$373

The net tax loss of the subsidiaries in Hong Kong of $594,487, and $442,461 as of August 31, 2019 and 2018, respectively, and unaudited net tax loss of the subsidiaries in Hong Kong of $698,792 as of February 29, 2020, available for offset against future profits, may be carried forward indefinitely. Management believes it is more likely than not that the Company will not realize these potential tax benefits as these operations will not generate operating profits in the foreseeable future. As a result, a valuation allowance was provided against the full amount of the potential tax benefits.

(b) Deferred tax assets

	February 29,	August 31,
	2020	2019	2018
	(Unaudited)

Deferred tax assets
Tax loss	115,301	98,090	73,006
Valuation allowance	(115,301)	(98,090)	(73,006)
	-	-	-

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

8.	RELATED PARTY TRANSACTIONS

For the years ended August 31, 2019 and 2018, the Company has recorded advisory income of nil and $15,835, respectively, for services provided to Century Crown Investment Limited (Note 1), and Mr. Roy Kong Hoi Chan is a director of this company. There was no advisory income recoded for the six months ended February 29, 2020 and February 28, 2019 (unaudited) for services provided to Century Crown Investment Limited.

For the years ended August 31, 2019 and 2018, the Company paid rental expenses of nil and $38,462 (HK$300,000), respectively, to JTI Antiques & Luxury Limited, which is 100% held by Ace Vantage. Mr. Roy Kong Hoi Chan is a director of this company. There were no rental expenses paid for the six months ended February 29, 2020 and February 28, 2019 (unaudited).

9.	SHAREHOLDERS’ EQUITY

The share capital balance as of August 31, 2018 represented the combined issued capital of JF, CW, JP and JA. The share capital balance as of August 31, 2019 and February 29, 2020 (unaudited) represented the issued share capital of the Company.

10.	SIGNIFICANT RISKS

Credit risk

Credit risk is one of the most significant risks for the Company’s business and arise principally in lending activities.

Credit risk is controlled by the application of credit approvals, limits and monitoring procedures. The Company manages credit risk through in-house research and analysis of the economy primarily in Hong Kong and the underlying obligors and transaction structures. To minimize credit risk, the Company requires collateral in the form of rights to cash, securities or property and equipment.

The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers.

Liquidity risk

The Company is also exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures. When necessary, the Company will turn to other financial institutions and the owners to obtain short-term funding to meet the liquidity shortage.

Concentration risk

For all the periods presented, all of the Company’s assets were located in Hong Kong.

One customer accounted for all of the Company’s interest income from money lending business for the six months ended February 28, 2019 (unaudited) and the year ended August 31, 2019. Two customers accounted for all (56% and 44%) of the Company’s interest income from money lending business for the year ended August 31, 2018.

Two customers accounted for all (68% and 32%) of the Company’s income from consultancy services for the year ended August 31, 2018.

One customer accounted for all of the Company’s income from property agency services for the six months ended February 29, 2020 (unaudited). Two customers accounted for all (81% and 19%) of the Company’s income from property agency services for the six months ended February 28, 2019 (unaudited). Two customers accounted for all (81% and 19%) of the Company’s income from property agency services for the year ended August 31, 2019. Two customers accounted for all (58% and 42%) of the Company’s income from property agency services for the year ended August 31, 2018.

One customer accounted for all of the Company’s income from mortgage referral services for the six months ended February 29, 2020 (unaudited) and for the year ended August 31, 2019.

JTI FINANCIAL SERVICES GROUP LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended February 29, 2020 and February 28, 2019 (Unaudited)

and the Years Ended August 31, 2019 and 2018

(In U.S. dollars, except for shares and per share data and stated otherwise)

11.	SUBSEQUENT EVENTS

On April 2, 2020, Temir as purchaser and Ace Vantage as vendor entered into a sale and purchase agreement (the “Agreement”) with respect to the acquisition of the entire issued share capital of JTI for a consideration of $4,686,272, which will be satisfied by the allotment and issue of 1,874,508 shares of Temir Corp. Upon completion, Temir Corp will be interested in the entire equity interest in JTI, and as such, JTI will become a wholly-owned subsidiary of Temir Corp.

On April 29, 2020, Temir and Ace Vantage entered into an amendment (the “Amendment”) to the Agreement, whereby the parties have agreed to extend the Long Stop Date (as defined in the Agreement) to June 30, 2020.

On June 30, 2020, Temir and Ace Vantage entered into the Second Amendment to the Agreement and the Amendment. Pursuant to the Second Amendment, the parties have agreed to further extend the Long Stop Date (as defined in the Agreement) to July 31, 2020.

On June 30, 2020, Temir and Ace Vantage entered into the Second Amendment (the “Third Amendment”) to the Agreement, the parties have agreed to adjust (i) the consideration of the Transaction from US$4,686,272 to US$10,295,455; and (ii) the number of allotment and issue shares from 1,874,508 to 4,118,182. Save as disclosed above, all the other terms in the Agreement remain unchanged and in full force and effect.

The spread of the coronavirus (“COVID-19”) around the world has caused significant business disruption during the first six months of 2020. In March 2020, the World Health Organization declared the outbreak of COVID-19 as a global pandemic, which continues to spread around the world. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the Hong Kong’s and global economy. While it is difficult to estimate the financial impact of COVID-19 on the Company’s operations, management believes that COVID-19 could have a material impact on its financial results in year 2020.

TEMIR CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In U.S. dollars except share and per share data)

The following unaudited pro forma condensed combined financial statements give effect to the reverse merger transaction (the “Transaction”) between Temir Corp. (the “Company” or “Temir”) and JTI Financial Services Group Limited (“JTI”), a company incorporated in Hong Kong, China.

TEMIR CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF FEBRUARY 29, 2020

	Historical (Note 1)		Pro Forma
	TEMIR	JTI	adjustments	Note	Pro Forma

CURRENT ASSETS
Cash	$-	$3,500			$3,500
Loans receivable, current, net of nil provision for loan losses	-	1,915			1,915
Prepaid expenses, deposits and other current assets	-	4,405			4,405

Total current assets	-	9,820			9,820

TOTAL ASSETS	$	$9,820			$9,820

CURRENT LIABILITIES
Other payables and accrued liabilities	$2,498	$-			$2,498
Tax payable	-	1,016			1,016
Amount due to Ace Vantage	-	35,885			35,885
Amounts due to related companies	4,850	56,317			61,167

Total liabilities	$7,348	$93,218			100,566

SHAREHOLDERS’ DEFICIT
Common stock	2,574	-	4,118	(2)	6,692
Issued share capital	-	450,000	(450,000)	(3)	-
Additional paid-in-capital	43,054	1,282	397,024	(1) and (3)	437,242
			(4,118)	(2)
Accumulated deficit	(52,976)	(534,680)	52,976	(1)	(534,680)
TOAL SHAREHOLDERS’ DEFICIT	$(7,348)	$(83,398)			$(90,746)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$-	$9,820			$9,820

TEMIR CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 29, 2020

(In U.S. dollars except share and per share data)

	Historical		Pro Forma
	TEMIR	JTI	adjustments	Note	Pro Forma

REVENUE	$-	$10,096			$10,096

Cost of revenue	-	-			-

GROSS PROFIT	-	10,096			10,096

OPERATING EXPENSES:
General and administrative expenses	(6,850)	(127,991)	(6,850)	(1)	(127,991)
Total operating expenses	(6,850)	(127,991)			(127,991)

LOSS FROM OPERATIONS	(6,850)	(117,895)			(117,895)

Other income	-	13,590			13,590

LOSS BEFORE PROVISION FOR INCOME TAXES	(6,850)	(104,305)			(104,305)

INCOME TAX	-	-			-
NET LOSS	$(6,850)	$(104,305)			$(104,305)

LOSS PER SHARE
Basic and Diluted	$(0.00)*				$(0.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic and Diluted	2,574,000		4,118,182	(2)	6,692,182

*	Less than $0.01 per share

TEMIR CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2019

(In U.S. dollars except share and per share data)

	Historical (Note 1)		Pro Forma
	TEMIR	JTI	adjustments	Note	Pro Forma

REVENUE	$-	$44,392			$44,392

Cost of revenue	-	(15,966)			(15,966)

GROSS PROFIT	-	28,426			28,426

General and administrative expenses	-	(193,981)			(193,981)

LOSS FROM CONTINUING OPERATIONS	-	(165,555)			(165,555)

Other income	-	29,127			29,127

Discontinued operations
Loss from discontinued operations	(15,329)	-	(15,329)	(1)	-

LOSS BEFORE PROVISION FOR INCOME TAXES	(15,329)	(136,428)			(136,428)

INCOME TAX	-	(643)			(643)
NET LOSS	$(15,329)	$(137,071)			$(137,071)

LOSS PER SHARE:
Basic and diluted	$(0.00)*				$(0.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic and diluted	2,574,000		4,118,182	(2)	6,692,182

*	Less than $0.01 per share

TEMIR CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Description of Transaction

On April 2, 2020, Temir, as purchaser and Ace Vantage as vendor entered into a sale and purchase agreement (the “Agreement”) with respect to the acquisition of the entire issued share capital of JTI for a consideration of $4,686,272, which will be satisfied by the allotment and issue of 1,874,508 shares of Temir Corp.

On June 30, 2020, Temir, as purchaser and Ace Vantage entered into an amendment which the parties have agreed to adjust (i) the consideration of the transaction from $4,686,272 to $10,295,455; and (ii) the number of shares from 1,874,508 to 4,118,182 shares of Temir.

Upon completion, Temir will be interested in the entire equity interest in JTI, and as such, JTI will become a wholly-owned subsidiary of Temir, the former shareholders of JTI became the holders of approximately 70.94% of the Company’s issued and outstanding capital stock on a fully-diluted basis. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein JTI is considered the acquirer for accounting and financial reporting purposes.  The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Note 1 - Basis of Presentation

The unaudited pro forma condensed combined financial statements have been derived from the historical financial statements of Temir and JTI after giving effect to the merger with JTI.

The unaudited pro forma condensed combined balance sheet as of February 29, 2020 is presented as if the acquisition of JTI had occurred on February 29, 2020.

The unaudited pro forma condensed combined statement of operations for the six months ended February 29, 2020 is presented as if the acquisition of JTI had occurred on September 1, 2019.

The unaudited pro forma condensed combined statement of operations for the year ended August 31, 2019 is presented as if the acquisition of JTI had occurred on September 1, 2018 and were carried forward through each of the aforementioned periods presented.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Reverse Merger; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. This merger will be treated as a reverse acquisition, and therefore JTI is treated as the accounting acquirer, such that the financial statements of JTI immediately after the merger will become those of the Company. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 2— Pro Forma Adjustments.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements and accompanying notes of the Company included in the Company’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K for the year ended August 31, 2019, and of JTI included in this Form 8-K for the six months ended February 29, 2020 and the year ended August 31, 2019.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

Note 2 - Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated statements of operations for the six months ended February 29, 2020 and the year ended August 31, 2019:

(1)	To eliminate the accumulated loss of Temir incurred before the reverse acquisition.

(2)	To reflect the issuance of 4,118,182 shares to the shareholders of JTI, resulting in 6,692,182 total shares of common stock outstanding of Temir after the reverse acquisition.

(3)	To eliminate the issued share capital of JTI.

FF-4